UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2009
Impax Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27354	65-0403311

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 476-2000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events.
     On April 22, 2009, the Company distributed a letter to its employees discussing the Company’s recent accomplishments, its current business strategies and the expected principal drivers of its future growth. The letter includes the Company’s estimate of the market potential for its two lead product candidates in its Branded Pharmaceutical Products division, which it has not previously disclosed publicly. A copy of this letter is attached hereto as Exhibit 99.1 and incorporated by reference herein.
     Statements included in the attached letter that do not relate to present or historical conditions are “forward-looking statements.” Additional oral or written forward-looking statements may be made by the Company from time to time. Such forward-looking statements involve risks and uncertainties that could cause results or outcomes to differ materially from those expressed in the forward-looking statements. Forward-looking statements may include statements relating to the Company’s plans, strategies, objectives, expectations and intentions. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” and “plans” and similar expressions are intended to identify forward-looking statements. The Company’s ability to predict results or the effect of events on its operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this letter. Such risks and uncertainties include the effect of current economic conditions on the Company’s industry, business, financial position, results of operations and market value of its common stock, its ability to timely file periodic reports required by the Securities Exchange Act of 1934, its ability to maintain an effective system of internal control over financial reporting, its ability to sustain profitability and positive cash flows, its ability to maintain sufficient capital to fund operations, any delays or unanticipated expenses in connection with the construction of its Taiwan facility, its ability to successfully develop and commercialize pharmaceutical products, the uncertainty of patent litigation, consumer acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the difficulty of predicting FDA filings and approvals, inexperience in conducting clinical trials and submitting new drug applications, reliance on key alliance agreements, the availability of raw materials, the regulatory environment, exposure to product liability claims, fluctuations in operating results and other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. You should not place undue reliance on forward-looking statements. Such statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of future developments or availability of new information.
     In addition, significant changes and volatility in the current economic environment and in the competitive landscape may make it increasingly difficult for the Company to predict its future revenues and earnings. As a result, any estimates or guidance with respect to future revenue, earnings, cash flow from operations, expenses or other financial metrics that the Company has provided, including statements made in the attached letter, may be overtaken by future market developments or may otherwise turn out to be inaccurate. Though the Company endeavors to give reasonable estimates of future results at the time it provides such estimates, there is a significant likelihood that such estimates, by their nature, will turn out to be incorrect.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
           The following exhibit is filed herewith.

Exhibit No.	Description
99.1	Letter to Employees dated April 22, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 22, 2009

IMPAX LABORATORIES, INC.
By:	/s/ Arthur A. Koch, Jr.
	Name:	Arthur A. Koch, Jr.
	Title:	Senior Vice President, Finance, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to Employees dated April 22, 2009.

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